The Apex Mid Cap Growth Fund
                       Soundview Plaza, 1266 East Main Street
                  Stamford, CT 06902   Telephone.  (800) 831-9922
                           ANNUAL REPORT, JULY 31,1997

September 25, 1997

  Enclosed is the Annual report of the Apex Mid Cap Growth Fund, for the year ending July 31, 1997.

  I am taking this opportunity to expound on the outlook for the stock market and the economy for the foreseeable future. In general, OUR VIEW ON STOCKS AND BONDS REMAINS BULLISH. I also believe that small cap and mid cap stocks are likely to continue to outperform large caps, as they have over the last few months.

  THE ECONOMY CONTINUES TO BE IN GREAT SHAPE. There is a continued fear that economic growth is picking up and that sooner or later this will lead to inflationary pressures. This line of reasoning is hard to justify when this is the seventh year of the economic expansion and inflation is actually declining.

   THE GREENSPAN FED IS HOSPITABLE. In my view, the stock market will be in trouble only if the Fed decided to take the punch bowl away. Chairman Greenspan was recently quoted as saying that official statistics understate gains in productivity. In the current low inflation environment, this is a big statement by the chairman. It is even more remarkable that several prominent Wall Street gurus claim there are no productivity gains. The so-called preemptive tightening is highly unlikely due to Fed's inaction back in April when it essentially lost a political battle. The Fed is unlikely to raise interest rates until there is convincing evidence of an inflationary spiral.

  CORPORATE AND CONSUMER BEHAVIOR PREVENTS PRICE INCREASES. Not only does business gravitate to the low cost producers, but the consumer is also searching for and demanding the lowest price for any good or commodity. Raising prices is extremely difficult.

 GLOBAL COMPETITIVE pressures are also responsible for keeping inflation low in many parts of the world. Forget the new era prophets and the old reflationists, this is just plain reality.

  SENTIMENT IS SUBDUED. Despite of all this, it is worth noting that bears exceed bulls, according to a recent Investor's
Intelligence survey. A significant number of Wall Street market gurus remain very bearish.

   MARKET NOTES:

1. The leadership is continuing to broaden. The cumulative advance-decline line for NASDAQ stocks is just starting to move up through it's 200-day moving average. In a strange way, the bull market in average NASDAQ stock may be just starting.

2. The large-cap, DJIA-type stocks are starting to lag the broader market. Some of the multinationals have come under profit taking due to lackluster earnings reports, valuation issues or the continued strength of the dollar.

3. The TECHNOLOGY sector continues red hot as there seems to be very strong earnings momentum for computers and cellular-related companies.

  SUMMARY: I still do not see much risk of higher interest rates. The current inflation rate is not only as low as 2%, but is declining. We have very high real interest rates. The budget deficit is declining. Overall borrowing needs of the economy seem to be in low single digits. Before a cyclical correction sets in, stocks should continue to march up.




s/d
Suresh L. Bhirud
Chairman of the Board

                                                                    Page:1

            Bhirud Funds, Inc.
            The Apex Mid Cap Growth Fund

The line graph below shows how a $10,000 investment in the Fund made on December 23,1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have become $7,761 (as of July 31,1997). The line graph shows how this compares to the broad-based Standard & Poor's 500 Index and the Fund's benchmark, the Standard & Poor's MidCap 400 Index, over the same period.

      [Graph]

The line graph includes the initial sales charge (the maximum sales load of 5.75%) on the Fund (no comparable charge exists for the Standard & Poor's indices). All Fund performance numbers represent past performance numbers, and are no guarantee of future results.

                                                                PAGE: 2

 	      THE APEX MID CAP GROWTH FUND
 	SCHEDULE OF INVESTMENTS REPORT DATE 	 	31-Jul-97

Ticker 	CO.  NAME                  	Shares    	% MV 	Cost Value 	Market Value

COMMON STOCKS

  	NOVEN PHARMACEUTICAL *           	2,000        	  	36,120     	20,500

TOTAL 	PLASTICS,RESINS,ELAS                 	  	1.21 	36,120     	20,500


      	VIVUS INC *                  	1,000        	  	29,820     	29,875

TOTAL 	PHARMACEUTICALS 	                       	1.76 	29,820     	29,875

      	TELEVIDEO SYS INC *         	10,000        	  	12,050      	3,750

TOTAL 	COMPUTER & OFFICE EQ 	                  	0.22 	12,050      	3,750

      	XYLAN CORP *                 	4,000 	         	80,280     	65,000

TOTAL 	ELECTR, OTH ELEC EQ, 	                  	3.84 	80,280     	65,000

      	MOTOROLA INC                 	1,000        	  	83,883     	80,313

      	PREMISYS COMMUNICATI *       	2,000 	         	30,370     	40,969

      	ZENITH ELECTRS CORP *        	2,000 	         	39,890     	22,750

TOTAL 	HOUSEHOLD AUDIO & VI 	                 	8.51 	154,143    	144,031

      	ASCEND COMMUNICATION *       	2,000        	  	88,505    	108,750

TOTAL 	TELE & TELEGRAPH APP                 	  	6.42 	88,505    	108,750

      	SANCTUARY WOODS *            	1,000        	  	26,070     	24,125

TOTAL 	RADIO,TV BROADCAST, 	                   	1.43 	26,070     	24,125

      	PAIRGAIN TECHNOLOGIE *       	1,000 	         	21,758     	21,500

TOTAL 	ELECTRONIC COMP, ACC                 	  	1.27 	21,758     	21,500

      	VISX INC DEL *                 	500 	         	12,129     	10,813

      	TRIMEDYNE INC *              	5,000        	  	38,750     	12,500

      	IMATRON INC *                	2,000 	          	9,125      	5,250

TOTAL 	MEAS & CONTROLLING D                    	1.69 	60,004     	28,563

      	BOSTON SCIENTIFIC CO *       	2,000        	  	91,140    	143,500

TOTAL 	SURGICAL,MED INSTR,A                 	  	8.48 	91,140    	143,500

      	UNITED STATES SURGIC           	700 	         	32,330     	25,988

TOTAL 	ORTHO,PROSTH,SURG AP                 	  	1.54 	32,330     	25,988

      	T-HQ INC. *                  	1,000 	         	11,633     	10,625

TOTAL 	GAMES,TOYS,CHLD VEH,                 	  	0.63 	11,633     	10,625

      	VALUJET INC *                	2,000 	         	15,140     	12,500

TOTAL 	AIR TRANSPORT, SCHED                 	  	0.74 	15,140     	12,500

      	NETSCAPE COMMUNICATI *          	20             	  	0        	734

      	CAI WIRELESS SYS INC *       	5,000 	         	62,375      	5,000

TOTAL 	CABLE AND OTHER PAY 	                   	0.34 	62,375      	5,734
                                                                      Page:3

      	SYQUEST TECHNOLOGY I *       	5,000 	         	12,338     	14,063

TOTAL 	ELECTRONIC PARTS,EQ-                 	  	0.83 	12,338     	14,063

      	U S OFFICE PRODS CO *        	1,000 	         	35,185     	28,875

TOTAL 	PAPER & PAPER PRODUC 	                  	1.71 	35,185     	28,875

      	COMPUSA INC *                	1,000 	         	21,945     	26,875

TOTAL 	CMP AND CMP SOFTWARE 	                  	1.59 	21,945     	26,875

      	AMAZON COM. INC. *           	1,000 	         	26,570     	28,750

TOTAL 	MISC SHOPPING GOODS                   	  	1.7 	26,570     	28,750

      	HANOVER DIRECT INC *         	5,000 	          	9,213      	8,125

TOTAL 	HOBBY, TOY, AND GAME 	                   	0.48 	9,213      	8,125

      	SALOMON INC                  	1,400 	         	80,948     	88,813

TOTAL 	FINANCE-SERVICES                     	  	5.25 	80,948     	88,813

      	LEHMAN BROTHERS HLDG         	2,000 	         	75,890     	99,625

      	E TRADE GROUP INC *          	1,000 	         	24,570     	30,500

TOTAL 	SECURITY BROKERS & D                	  	7.69 	100,460    	130,125

      	SYMANTEC CORP *              	1,000 	         	20,945     	24,063

      	COMPUTER ASSOCIATE I         	1,000        	  	65,935     	68,063

      	ADOBE SYS INC                	2,000        	  	72,265     	74,750

TOTAL 	CMP PROGRAMMING,DATA 	                 	9.86 	159,145    	166,875

      	INTUIT INC * 	                1,000 	         	52,250     	25,188

      	DSP GROUP INC *              	1,000 	         	21,508     	22,500

      	CITRIX SYS INC *             	2,600        	  	57,732    	123,175

      	ASPEN TECHNOLOGY INC *       	1,000        	  	36,570     	41,750

      	APPLIX INC *                 	3,000       	  	107,960     	18,188

      	COMPUTERVISION CORP *        	5,000 	         	55,350     	17,188

TOTAL 	PREPACKAGED SOFTWARE 	                	14.65 	331,370    	247,988

      	SPYGLASS INC. *              	2,000 	         	18,390     	15,750

TOTAL 	CMP PROCESSING,DATA                  	  	0.93 	18,390     	15,750

      	CAMELOT CORP. *                	625 	        	110,313      	2,188

      	ACCESS HEALTH INC *          	3,500 	         	76,808     	92,750

TOTAL 	COMPUTER RENTAL AND 	                  	5.61 	187,120     	94,938

      	DISNEY WALT HLDG CO          	1,000 	         	84,695     	80,813

      	ANCHOR GAMING *              	1,000        	  	40,695     	69,000

TOTAL 	MISC AMUSEMENT & REC                	  	8.85 	125,390    	149,813

      	VISTA 2000 INC *             	4,000 	         	44,280      	1,000

      	SANCTUARY WOODS *              	400 	         	54,990        	500

TOTAL 	OTHER 	                                 	0.09 	99,270      	1,500

                                                                      Page:4

TOTAL COMMON STOCKS 	                    	 	97.29 	1,928,708  	1,646,928

COMMON STOCKS SHORT SELLS

      	ZITEL CORP *                	-2,000 	        	-35,274    	-45,000

TOTAL 	COMPUTER & OFFICE EQ               	  	-2.66 	-35,274    	-45,000

      	NOVELLUS SYSTEMS INC *      	-1,000       	  	-73,748   	-105,000

TOTAL 	ELECTRONIC COMPUTERS                	  	-6.2 	-73,748   	-105,000

TOTAL COMMON STOCKS - SHORT SELLS        	 	 	-8.86	-109,021   	-150,000

STAR BANK REPO'S 	                  	1,000    	0.06   	1,000      	1,000

 	TOTAL SECURITY INVESTMENTS                  	 	 	1,820,687  	1,497,928


  	TOTAL INVESTMENTS                          	 	 	1,820,687  	1,497,928

  	OTHER ASSETS (LESS LIABILITIES) 	              	 	194,895    	194,895

  	NET ASSETS 	                                	100        	  	1,692,823

  	NET ASSETS VALUE PER SHARE 	                                	 	 	6.93

  	OFFERING PRICE PER SHARE                                 	 	 	  	7.35

  	* Non - income producing securities
   See accompanying Notes to Financial Statements

                                                                    Page: 5

                        THE APEX MID CAP GROWTH FUND
           STATEMENT OF ASSETS AND LIABILITIES  JULY 31, 1997 (AUDITED)


ASSETS

  Investment Securities at Value            	$1,497,928
  (Identified cost -  $1,820,687) (Note 1)

  Receivable From Advisor (Note 4)              	17,798

  Deferred organization expenses (Note 5)        	9,889

  Dividends receivable                          	   133

  Due from broker - Short sells                	192,058

  Total Assets                                           		$1,717,806

LIABILITIES

  Payables:

     Cash - Overdraft                            	6,995
     Other accrued expenses                   	$ 17,988

  Total Liabilities	                                      	($24,983)

  NET ASSETS (Equivalent to $6.93 per share based on
  244,425 shares outstanding)                           	$ 1,692,823

COMPOSITION OF NET ASSETS:

  Paid in Capital	                           $ 2,852,820

  Distribution in excess of accumulated
    Net Realized gain                         	(837,238)

  Accumulated Net Investment Income             	  --

  Net Unrealized Depreciation of Investments   (322,759)

  Total Net Assets                          	$1,692,823

STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31,1997

INVESTMENT INCOME

  Dividends                                                  	$ 970

  Interest                                                 	$ 7,289

EXPENSES

  Audit	                                         $ 6,036

  Fund Accounting                                	10,499

  Transfer Agent (Note 6)                         	9,780

  Legal                                          	 5,000

  Miscellaneous                                  	 1,353

  Shareholder Report                              	4,933

  Directors                                      	12,000

  Registration                                    	1,269

  Organization (Note 5)                          	19,800

  Insurance                                       	1,658

  Fund Administration (Note 4)                   	 3,236

  Custodian                                      	 6,972

  Investment Advisor (Note 4)                    	16,182

  Dividends on Short Sales                      	    842

  12b-1 Fees                                      	4,040

  Total Expenses                                           	(103,600)

  Expense Reimbursement/ waived by Advisor (Note 4)          	19,418

  Expense net of Reimbursement/ waiver                      	(84,182)

NET INVESTMENT LOSS                                  	    $ ( 75,923)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain (Loss) on Investments	                $(198,579)

  Change in Unrealized Appreciation (Depreciation) of
     Investments	                                           300,684

  NET REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS   	   $102,105

  NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   	$26,182


See accompanying Notes to Financial Statements	PAGE: 6


                        THE APEX MID CAP GROWTH FUND
          STATEMENT OF CHANGES IN NET ASSETS  JULY 31,1997 (AUDITED)

                                           	For year Ended 	For year Ended

                                           	 July 31, 1997  	 July 31,1996

INCREASE (DECREASE) IN NET ASSETS

  Net Investment Income/ (loss)               	$  (75,923)    	$  (83,993)

  Net Realized Gain / (loss) on investment
          Securities Sold                  	     (198,579)  	     322,785

  Net unrealized appreciation/(depreciation) of
          Investments                       	     300,684	     (1,000,785)

  Net Increase (Decrease) in Net Assets Resulting
          from Operations                     	$   26,182   	$   (761,993)

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Dividend distributions paid                     	83,993        	117,118

  Capital Gains                                       	00             	00

  Total Distributions                             	83,993        	117,118

CAPITAL SHARE TRANSACTIONS

  Shares Sold                                   	 708,471       	 141,665

  Shares issued in lieu of Cash Distributions    	(83,993)      	(117,118)

  Cost of shares Redeemed                       	(896,690)    	(4,114,309)

  Increase (Decrease) in Net Assets Due to
         Capital Share Transactions           	  (272,212)  	  (4,089,762)

  TOTAL INCREASE (DECREASE) IN NET ASSETS       	(162,037)    	(4,734,637)

  NET ASSETS BEGINNING OF PERIOD              	 1,854,860  	    6,589,497

  NET ASSETS END OF PERIOD             	      $ 1,692,823     $ 1,854,860

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)

                                             	For the 	  For the 	  For the
                                             	Year Ended Year Ended Year Ended
                                          	   July 31   	July 31   	July 31
                                              1997       1996       1995

NET ASSET VALUE, BEGINNING OF PERIOD         	$7.18     	$9.71     	$10.50

Income/(Loss) from Investment Operations:

  Net Investment Income/(Loss)               	(0.33)    	(0.35)     	(0.14)

  Net Gain/(Loss) on Securities (Both
       Realized and Unrealized)               	0.44     	(2.63)      	0.86

  Total from Investment Operations            	0.11     	(2.98)      	0.72

Distributions:

  Dividend Distributions Paid                	(0.36)     	0.45       	0.00

  Distributions from Capital Gains           	 0.00     	 0.00       (1.51)

  Total Distributions                         	0.00      	0.00      	(1.51)

NET ASSET VALUE, END OF PERIOD              	$ 6.93    	$ 7.18     	$ 9.71

Total Return (Not Reflecting Sales Load)     	(3.48)% 	(26.05)%      	8.97%

Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands)   	$1,693   	$1,855     	$6,589

  Ratios to Average Net Assets:

    Expenses                                  	5.25%    	2.52%      	2.68%

    Net Investment Income/(Loss)             	(4.73)%  	(2.11)%   	(1.02)%

    Effect of Reimbursements/Waivers on
           Above Ratios                       	1.21%    	1.28%     	0.19%

    Portfolio Turnover Rate                  	275.55% 	320.89%   	224.77%

   Average Commission Rate Paid      $/Share 	$ 0.06 	$ 0.0413  	$ 0.0586


* Based on weighted average shares outstanding
** Not annualized
See accompanying Notes to Financial Statements	PAGE: 7

                         THE APEX MID CAP GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED  JULY  31, 1997

1.  	SIGNIFICANT ACCOUNTING POLICIES

Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

SECURITY VALUATION

Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate), is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                                                                   Page: 8

2.  	CAPITAL STOCK TRANSACTIONS

The Articles of Incorporation, dated May 27, 1992 permit the
Fund to issue twenty billion shares (par value $0.001).
Transactions in shares of common stock for the year ended July
31, 1997 were as follows:

                                 	Shares   	Amount

Beginning Balance                	258,430 	$ 3,210,763

Shares Sold                      	105,790     	708,471

Shares Issued in  Reinvestment
                 of Dividend        s  	0      (83,993)

Shares Redeemed                	( 119,795)  	( 896,690)

Net Increase (Decrease)         	( 14,005) 	(  272,212)

Ending Balance                   	244,425   	$2,938,551

3.  	INVESTMENTS

Purchases and sales of securities for the year ended July 31st, 1997 other than short-term securities, aggregated $3,550,784 and $3,955,809, respectively. There were short sale transactions for the year ended July 31, 1997 which aggregate $ 634,266 of purchases and $ 617,167 of sales. The cost of securities is substantially the same for Federal income tax purposes.

For Federal income tax purposes:

     Aggregate Cost                       	      $1,820,687

     Gross Unrealized Appreciation        	    253,950

     Gross Unrealized Depreciation          	 (576,709)

     Net Unrealized Depreciation            	($322,759)

Short-Selling. The Fund is engaged in short selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will deposit collateral with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities, sufficient to cover its short position. Securities sold short at July 31, 1997 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

4.  	INVESTMENT ADVISORY CONTRACT

The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits.

                                                                 Page:9

During the fiscal year ended July 31, 1997 the Advisor elected to defer the payment of Advisor fees payable in amount of $16,182. Total reimbursements in the amount of $17, 798 have been accrued for the fiscal year 1997. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. Currently, the most restrictive state limitation is 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the excess over $100 million of the average value of the Fund's net assets.

The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the fiscal year ended July 31, 1997 the Administrator elected to defer the payment of Administrative service fees payable in amount of $3,236.

From December 1, 1996, the Star Bank , N.A.. has been providing custodian services and fund accounting, and transfer agency functions are provided by American Data Services for the Fund.

5.  	ORGANIZATION EXPENSES

The organization and start-up expenses of the Fund are being amortized on a straight line basis over a period of 60 months. The initial shareholder has agreed in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization and start-up expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of shares being redeemed bears to the initial shares outstanding at the time of redemption.

6.  	DISTRIBUTION PLAN

The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st, 1997, the Fund has incurred distribution costs of $2,475 payable to H. J. Meyers and $1,135 payable to Bhirud Associates, Inc.

7.  	TRANSACTIONS WITH AFFILIATES

During the year ended July 31st, 1997 the Fund paid $ 935 brokerage commissions to Bhirud Associates, Inc.

8.  	RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded a permanent book/tax difference of $(75,923) as of July 31, 1997, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.

                                                                 Page: 10

           Report of Independent Certified Public Accountants'

The Shareholders and Board of Directors
Bhirud Funds, Inc.

	We have audited the accompanying statement of assets and liabilities of the Apex Mid Cap Growth Fund (a portfolio of Bhirud Funds, Inc.), including the portfolio of investments, as of July 31, 1997, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Apex Mid Cap Growth Fund (formerly known as the Bhirud Mid Cap Growth
Fund) (a portfolio of Bhirud Funds, Inc.) as of July 31, 1995 and 1994, and for the years then ended, were audited by other auditors whose reports dated August 31, 1995 and September 7, 1994, respectively, expressed unqualified opinions on those financial highlights.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Apex Mid Cap Growth Fund at July 31, 1997, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.



Van Buren & Hauke, LLC
Certified Public Accountants
63 Wall Street, Suite 2501
New York, NY 10005
September 23, 1997
                                                                Page:11


                       THE APEX MID CAP GROWTH FUND
                              SOUNDVIEW PLAZA
                           1266 EAST MAIN STREET
                            STAMFORD, CT  06902
                              (800) 831-9922

BOARD OF DIRECTORS

   Suresh L. Bhirud*            	Chairman of the Board;President of
                                	Bhirud Associates, Inc.

   Alexander N. Crowder, III    	Management Consultant

   Harish L. Bhirud*           	 Bhirud Funds Inc..

   M. John Sterba, Jr.          	Chairman of Investment
                                 Management Advisors, Inc.

   Tim Fenton                   	Partner, Fenton & Zelenetz, Inc.

 * "Interested person" as defined in the Investment Company Act of 1940.

OFFICERS

   Suresh L. Bhirud*             	Chairman of the Board & Treasurer

   Harish L. Bhirud*             	Vice-President

Investment Advisor & Distributor       Bhirud Associates, Inc.

Administrator                         	Bhirud Associates, Inc.

Custodian                             	Star Bank, N.A.

Legal Counsel                         	Battle Fowler

Independent Auditors                  	Van Buren & Hauke, LLC
                                                                 Page:12